UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As described below under Item 5.07, on May 15, 2019, shareholders of Helix Energy Solutions Group, Inc. (the “Company”) approved the 2005 Long Term Incentive Plan, as amended and restated (the “LTIP”). The summary of material terms of the LTIP is set forth in the Company’s proxy statement dated April 2, 2019 (the “Proxy Statement”) under the caption “Proposal 4. Approval of Amendment and Restatement of Our 2005 Long Term Incentive Plan” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the LTIP that was filed as Annex A to the Proxy Statement. The shareholders also approved the Employee Stock Purchase Plan, as amended and restated (the “ESPP”). The summary of material terms of the ESPP is set forth in the Proxy Statement under the caption “Proposal 5. Approval of Amendment and Restatement of Our Employee Stock Purchase Plan” and is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the ESPP that was filed as Annex B to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 15, 2019. Five proposals, as described in the Proxy Statement, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results:

●     Election of Director Nominees.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Amerino Gatti	123,412,420	1,879,580	—	9,645,229
John V. Lovoi	122,008,424	3,283,776	—	9,645,229
Jan Rask	120,841,276	4,450,924	—	9,645,229

Each of the directors received the affirmative vote of a plurality (as well as a majority) of the shares cast and were elected as Class I directors to the Company’s board of directors to serve a three-year term expiring at the annual meeting of shareholders in 2022 or, if at a later date, until their successors are elected and qualified.

●     Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,602,462	307,650	27,317	—

This proposal received a majority of the votes cast; accordingly, our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2019.

●     Approval, on a non-binding advisory basis, of the 2018 compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,435,020	1,733,104	124,076	9,645,229

This proposal received a majority of the votes cast; accordingly our shareholders approved, on a non-binding advisory basis, the 2018 compensation of our named executive officers.

●     Approval of our 2005 Long Term Incentive Plan, as Amended and Restated.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,664,570	5,521,544	106,086	9,645,229

This proposal received a majority of the votes cast; accordingly, our shareholders approved the 2005 Long Term Incentive Plan, as Amended and Restated.

●     Approval of our Employee Stock Purchase Plan, as Amended and Restated.

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,895,156	2,378,985	18,059	9,645,229

This proposal received a majority of the votes cast; accordingly our shareholders approved the Employee Stock Purchase Plan, as Amended and Restated.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1
Helix Energy Solutions Group, Inc. 2005 Long Term Incentive Plan (as Amended and Restated Effective May 15, 2019) (incorporated herein by this reference to Annex A to the Company’s Definitive Proxy Statement filed with the Commission on April 2, 2019).

10.2
Helix Energy Solutions Group, Inc. Employee Stock Purchase Plan (as Amended and Restated Effective May 15, 2019) (incorporated herein by this reference to Annex B to the Company’s Definitive Proxy Statement filed with the Commission on April 2, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 15, 2019

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary